UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

Varian, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-25393

(Commission File Number)

77-0501995

(IRS Employer Identification No.)

3120 Hansen Way, Palo Alto, California	94304-1030
(Address of principal executive offices)	(Zip Code)

(650) 213-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(1)	Appointment of Certain Officers

On September 9, 2008, the Board of Directors of Varian, Inc. (the “Company”) appointed Robert W. Dean II as the Company’s Controller (principal accounting officer), to be effective upon his commencement of employment with the Company.

At the same time, the Board of Directors promoted Sean M. Wirtjes (who was Vice President and Controller, and as such the principal accounting officer) to Vice President, Finance and Treasurer, to be effective upon Mr. Dean’s commencement of employment as the Company’s Controller. The Board of Directors determined that G. Edward McClammy, the Company’s Senior Vice President and Chief Financial Officer (principal financial officer), would no longer serve as Treasurer effective upon Mr. Wirtjes’ appointment, and that Mr. Wirtjes would no longer serve as the Company’s principal accounting officer upon Mr. Dean’s appointment.

Mr. Dean commenced employment with the Company on September 15, 2008, and all of the foregoing appointments became effective upon that date. On September 15, 2008, the Company issued a press release announcing these appointments. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Prior to joining Varian, Inc., Mr. Dean spent 17 years with Applied Materials, Inc. (a semiconductor equipment company), where he held various accounting and finance positions, most recently as Director of Finance responsible for their revenue recognition and operations finance Centers of Excellence. Prior to joining Applied Materials, Mr. Dean was a senior auditor at PricewaterhouseCoopers LLP. He is a Certified Public Accountant, and earned a Masters in Business Administration from Santa Clara University and a Bachelor of Science in Accounting from San Jose State University. Mr. Dean is 42 years old.

In connection with his appointment as the Company’s Controller, the Board of Directors or the Compensation Committee of the Board of Directors approved the following compensatory and other arrangements with Mr. Dean:

•	An Indemnity Agreement between the Company and Mr. Dean in the same form that the Board of Directors previously approved for all other directors and officers of the Company;

•

A Change in Control Agreement between the Company and Mr. Dean, which Agreement provides for the payment of specified compensation and benefits upon certain terminations of employment following a change in control of the Company (which Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference);

•	A starting annual base salary of $200,000;

•	Participation in the Company’s Management Incentive Plan for the fiscal year 2009 annual performance period, with a target cash bonus of 50% of annual base salary;

•

A nonqualified stock option grant to acquire 5,500 shares of the Company’s common stock, which option was granted on September 15, 2008 with an exercise price equal to 100% of the fair market value of the Company’s common stock on that date, and is scheduled to vest in three equal annual installments assuming continued employment;

•

A restricted stock grant for 2,000 shares of the Company’s common stock, which grant was made on September 15, 2008, and is scheduled to vest in three equal annual installments assuming continued employment;

•	Participation in the Company’s Executive Car Program; and

•

A “hire-on” bonus of $50,000 to be paid within five business days following commencement of employment; provided that Mr. Dean is required to repay to the Company 50% of this amount if he resigns or his employment is terminated by the Company for cause (as defined by Company policies) before the first anniversary of the date he commences employment.

(2)	Compensatory Arrangements of Certain Officers

(a)	Establishment of Targeted Annual Cash Bonus Awards for Fiscal Year 2009

On September 9, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Varian, Inc., which administers the Company’s Management Incentive Plan (the “MIP”), approved the performance measures that will be used to calculate MIP awards paid to the Company’s principal executive officer, principal financial officer and other named executive officers (the “Named Executive Officers”) for the fiscal year 2009 annual performance period. Those measures will be Company and/or business segment Revenue, Return on Sales (“ROS”) and Operating Cash Flow as a percentage of Net Income (“Cash Flow”), with the weighting between Company and segment results and among those performance measures varying by Named Executive Officer.

Revenue, ROS and Cash Flow will be calculated as each is defined in the MIP, except that:

(A) Revenue will be calculated excluding any impact of acquisitions or divestitures completed during the fiscal year;

(B) ROS will be calculated excluding (1) any impact of curtailing or settling defined benefit pension plans, (2) any impact of non-capitalized costs relating to contemplated or completed acquisitions, (3) any impact of share-based compensation expense, (4) any impact of acquisitions or divestitures completed during the fiscal year, (5) any impact of amortization of acquisition-related intangibles and inventory write-ups, (6) any adverse impact of consolidating or relocating operations or support functions in order to reduce costs (including income taxes), (7) any adverse impact of restructuring activities undertaken for the primary purpose of improving operating efficiencies (as opposed, for example, to a restructuring activity undertaken for the primary purpose of reducing costs in response to poor business performance), (8) any impact of “shared liabilities” with Varian Medical Systems, Inc. and/or Varian Semiconductor Equipment Associates, Inc.

under the amended and restated Distribution Agreement dated as of January 14, 1999 (the “Distribution Agreement”), (9) any adverse impact of non-recurring costs to transition to internal magnet supply, (10) any gain or loss related to exiting or disposing of facilities, and (11) any other adjustment that the Company makes to the GAAP diluted earnings per share amount set forth in its press release reporting its quarterly financial results and for which the Company provides publicly-disclosed reconciliations in accordance with Regulation G issued by the Securities and Exchange Commission; and

(C) Cash Flow will be calculated excluding (1) any cash impact of curtailing or settling defined benefit pension plans, or making any legally-required one-time funding contribution to a defined benefit pension plan as a result of a new legal requirement, (2) any adverse cash impact of acquisitions contemplated or completed during the fiscal year, (3) any cash outlays and proceeds shared with Varian Medical Systems, Inc. and/or Varian Semiconductor Equipment Associates, Inc. under the Distribution Agreement, (4) any net cash proceeds from any divestiture, (5) any adverse cash impact of consolidating or relocating operations or support functions in order to reduce costs (including income taxes), and (6) any adverse cash impact of non-recurring costs to transition to internal magnet supply.

Except in the case of the Chief Executive Officer’s award, awards otherwise earned by the Named Executive Officers, based on these performance measures and targets, may be decreased by as much as 25% based on the Committee’s determination after fiscal year 2009 of the extent to which those other Named Executive Officers met pre-determined objectives relating to improving the quality of the Company’s products and services; improving gross margins after other costs, including by improving teamwork within and between segments and implementing plans to reduce the Company’s high cost structure in the U.S.; and implementing plans to reduce the Company’s taxes.

Set forth below are the targeted and maximum percentages of annual base salary (as of the end of fiscal year 2009) that each Named Executive Officer would receive if the targeted and maximum performance, respectively, is achieved. However, the potential bonus award could range from 30% for the Chief Executive Officer and 22.5% for the other Named Executive Officers of the target award set forth below to the maximum award set forth below, provided that a prescribed minimum level of each applicable performance measure is achieved.

	Target	Maximum
Garry W. Rogerson President and Chief Executive Officer	100%	200%
G. Edward McClammy Senior Vice President and Chief Financial Officer	75%	150%
Martin O’Donoghue Senior Vice President, Scientific Instruments	75%	150%
Sergio Piras Senior Vice President, Vacuum Technologies	75%	150%
A. W. Homan Senior Vice President, General Counsel and Secretary	75%	150%

The Committee also provided that in the event of a Named Executive Officer’s death, Disability (as such term is defined in the Omnibus Stock Plan) or Retirement (as defined pursuant to the

Company’s or other employing affiliate’s retirement policies as they may be established from time to time) during the fiscal year 2009 annual performance period (or following that performance period but prior to payment of any otherwise earned award), the Named Executive Officer will be entitled to receive a pro-rated portion of his or her MIP award, if any, for the portion of the performance period completed prior to his or her death, Disability or Retirement. However, the Named Executive Officer’s award will be based on the actual results for the performance period and paid after the performance period at the same time as awards to other Named Executive Officers are paid.

(b)	Approval of Form of Performance Share Agreement

On September 9, 2008, the Committee, which administers the Company’s Omnibus Stock Plan (the “OSP”), approved an amended form of Performance Share Agreement for use under the OSP. A copy of that form of Performance Share Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K (which Exhibit is incorporated herein by reference). The performance share grants to the Company’s principal executive officer, principal financial officer and other named executive officers (the “Named Executive Officers”) for the fiscal years 2009 through 2011 performance period will be made utilizing this new form of Performance Share Agreement, as described in more detail below:

General Terms. The Performance Share Agreement provides for the grant of a target number of performance shares that will be paid out in shares of Company common stock once the applicable performance and vesting criteria have been met. The number of performance shares in which the recipient may vest will depend upon certain performance criteria. Upon payout of the shares, the recipient must pay a purchase price per share equal to the par value of Company common stock ($0.01), payable through the recipient’s past services rendered to the Company. The Company will withhold a portion of the shares subject to the grant to cover applicable tax withholdings, unless the Company requires or otherwise permits the recipient to make alternate arrangements satisfactory to the Company.

Vesting. The performance shares in which the recipient will be entitled to vest will depend upon achievement of performance goals and/or other vesting criteria established by the Committee. Generally, performance shares that have not vested by the time of a recipient’s termination of service with the Company will be forfeited. However, the Performance Share Agreement provides that, in the event of the recipient’s death, Disability (as such term is defined in the OSP) or Retirement (as such term is defined in Performance Share Agreement) while he or she is an employee, the recipient will be entitled to vest on the applicable vesting date set forth in the Performance Share Agreement in a pro-rated number of the earned performance shares (determined in accordance with the terms and conditions of the Performance Share Agreement following the end of the applicable performance period) depending on the date of the recipient’s death, Disability or Retirement.

Stockholder Rights. A performance share award recipient generally will not have any of the rights of a Company stockholder, including voting rights and the right to receive dividends and distributions, until after actual shares of Company common stock are issued in respect of the performance share award, which is subject to the prior satisfaction of the performance and vesting criteria relating to such performance share grants.

This description of the form of Performance Share Agreement is fully qualified by reference to that Agreement as attached to this Current Report on Form 8-K as Exhibit 10.2.

(c)	Approval of Targeted Performance Share Awards for Fiscal Years 2009-2011 Performance Period

On September 9, 2008, the Committee approved performance share grants under the OSP to the Named Executive Officers, which grants are to be made on October 6, 2008, subject to each Named Executive Officer remaining employed with the Company through such date. The performance period for these grants will be fiscal years 2009 through 2011 and will be measured on the basis of Earnings Per Share (“EPS”).

EPS will be calculated as defined in the OSP and applicable Performance Share Agreement, except that it will be determined in accordance with generally acceptable accounting principles as existing at the beginning of the performance period and will be calculated excluding (1) any share-based compensation expense, (2) any acquisition-related intangible amortization, (3) any acquisition-related inventory write-up amortization, (4) any restructuring and other related costs, and (5) any other adjustment that the Company makes to the GAAP diluted earnings per share amount set forth in its press release reporting its quarterly financial results and for which the Company provides publicly-disclosed reconciliations in accordance with Regulation G issued by the Securities and Exchange Commission. In addition, EPS will be appropriately adjusted by the Committee for the expected effects of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-share combination or other change in the corporate structure of the Company affecting its outstanding shares of common stock during the fiscal years 2009-2011 performance period.

Set forth below are the targeted and maximum number of performance shares that each Named Executive Officer would receive if the targeted and maximum performance, respectively, is achieved. However, the number of performance shares in which each Named Executive Officer may vest (subject to the terms and conditions of the applicable Performance Share Agreement) ranges from 30% to 200% of the target number of performance shares, provided that the Minimum EPS Target is achieved.

	Target	Maximum
Garry W. Rogerson President and Chief Executive Officer	22,500	45,000
G. Edward McClammy Senior Vice President and Chief Financial Officer	7,500	15,000
Martin O’Donoghue Senior Vice President, Scientific Instruments	7,500	15,000
Sergio Piras Senior Vice President, Vacuum Technologies	6,000	12,000
A. W. Homan Senior Vice President, General Counsel and Secretary	7,500	15,000

The performance shares earned based on the Company’s achievement of the EPS target, if any, will vest on the date the Committee determines the EPS achieved, provided that such determination will be made within the seventy-five (75) day period immediately following the performance period and subject to the terms and conditions of the Performance Share Agreement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Title or Description
10.1	Change in Control Agreement, dated as of September 15, 2008, between Varian, Inc. and Robert W. Dean II.

10.2	Form of Performance Share Agreement between Varian, Inc. and Executive Officers (used beginning October 6, 2008).

99.1	Press Release issued September 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC. (Registrant)

By	/s/ G. Edward McClammy
G. Edward McClammy Senior Vice President and Chief Financial Officer

Date: September 15, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Change in Control Agreement, dated as of September 15, 2008, between Varian, Inc. and Robert W. Dean II.

10.2	Form of Performance Share Agreement between Varian, Inc. and Executive Officers (used beginning October 6, 2008).

99.1	Press Release issued September 15, 2008.

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